UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of principal executive offices)		20191 (Zip Code)
(571) 382-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On May 15, 2007, Tier Technologies, Inc., or Tier, received approval from The Nasdaq Listing Qualifications Panel of Tier’s application to list its securities on Nasdaq.  Tier expects its common stock to begin trading on The Nasdaq Global Stock Market as of market opening on May 21, 2007, under the symbol "TIER".

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 sets forth a press release issued by Tier on May 16, 2007, which announces the Panel’s approval of Tier’s application to list its securities on Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
By: /s/ David E. Fountain
Name: David E. Fountain
Title: Chief Financial Officer
Date: May 16, 2007

Exhibit Index
Exhibit
No                 Description
99.1	Tier Technologies Announces NASDAQ Listing Approval—Shares expected to Begin NASDAQ Trading on May 21, 2007, which was released on May 16, 2007.